UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2013

EMC CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	04-2680009
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

176 South Street Hopkinton, Massachusetts	01748
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On June 3, 2013, EMC Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the underwriters named therein (the “Underwriters”), with respect to the Company’s issuance and sale of $2.5 billion aggregate principal amount of the Company’s 1.875% Notes due 2018 (the “2018 Notes”), $2.0 billion aggregate principal amount of the Company’s 2.650% Notes due 2020 (the “2020 Notes”) and $1.0 billion aggregate principal amount of the Company’s 3.375% Notes due 2023 (the “2023 Notes” and, together with the 2018 Notes and the 2020 Notes, the “Notes”). The Underwriting Agreement includes customary representations, warranties and covenants. Under the terms of the Underwriting Agreement, the Company also has agreed to indemnify the Underwriters against certain liabilities.

The estimated net proceeds from the offering of the Notes were approximately $5,458,286,000, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the offering to satisfy cash payment obligations at the maturity, or upon the conversion, of the Company’s outstanding 1.75% convertible senior notes due 2013, which will mature on December 1, 2013, and for general corporate purposes, including stock repurchases, working capital needs and other business opportunities.

The above description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, attached as Exhibit 1.1 hereto, and incorporated herein by reference.

Indenture

The terms of the Notes are governed by an Indenture, dated as of June 6, 2012 (the “Base Indenture”), by and between the Company and Wells Fargo Bank, National Association (the “Trustee”), as supplemented by an Officer’s Certificate, dated as of June 6, 2013 (together with the Base Indenture, the “Indenture”).

The 2018 Notes mature on June 1, 2018 and bear interest at a rate of 1.875% per year. The 2020 Notes mature on June 1, 2020 and bear interest at a rate of 2.650% per year. The 2023 Notes mature on June 1, 2023 and bear interest at a rate of 3.375% per year. Interest on the Notes is payable on June 1 and December 1 of each year, beginning on December 1, 2013. Upon 30 days’ notice to holders of the Notes, the Company may redeem the Notes for cash in whole, at any time, or in part, from time to time, prior to maturity, at redemption prices that include accrued and unpaid interest and a make-whole premium, as specified in the Indenture. However, no make whole premium will be paid for redemptions of the 2023 Notes on or after March 1, 2023. The Indenture includes covenants limiting the Company’s ability to create certain liens on its assets or consolidate, merge or sell all or substantially all of its assets, subject to a number of important exceptions as specified in the Indenture. The Indenture also contains customary event of default provisions. The Notes are the Company’s unsecured senior obligations and rank equally in right of payment with all of the Company’s existing and future unsecured and unsubordinated indebtedness from time to time outstanding.

The Trustee also serves as the trustee under the indenture for the Company’s 1.75% convertible senior notes due 2013.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 which became automatically effective upon filing with the Securities and Exchange Commission on May 30, 2013 (File No. 333-188933).

The above description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture (including the forms of Note included therein), attached as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 hereto, and incorporated herein by reference.

In addition to the specific agreements and arrangements described above, certain of the Underwriters and their respective affiliates have provided and may in the future provide certain financial advisory, investment banking and commercial banking services in the ordinary course of business for the Company, its subsidiaries and certain of their respective affiliates, for which they have received or will receive customary fees and expenses in connection with the performance of such services.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 3, 2013, by and among the Company, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 6, 2012, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

4.2	Officer’s Certificate, dated as of June 6, 2013.

4.3	Form of 2018 Note (included in Exhibit 4.2 above).

4.4	Form of 2020 Note (included in Exhibit 4.2 above).

4.5	Form of 2023 Note (included in Exhibit 4.2 above).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

		By:	/s/ Paul T. Dacier
Paul T. Dacier
Executive Vice President and General Counsel

Date:	June 6, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 3, 2013, by and among the Company, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 6, 2013, by and between the Company and Wells Fargo Bank, National Association, as Trustee.

4.2	Officer’s Certificate, dated as of June 6, 2013.

4.3	Form of 2018 Note (included in Exhibit 4.2 above).

4.4	Form of 2020 Note (included in Exhibit 4.2 above).

4.5	Form of 2023 Note (included in Exhibit 4.2 above).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).